UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 11, 2005

NEENAH PAPER, INC.
(Exact Name Of Registrant As Specified In Charter)

Delaware	001-32240	20-1308307
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3460 Preston Ridge Road
Alpharetta, Georgia 30005
(Address of principal executive offices, including zip code)

(678) 566-6500
(Registrant’s telephone number, including area code)

Not applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(4)(c))

Item 8.01 Other Events

On January 11, 2005, Neenah Paper, Inc. announced that its Board of Directors declared a $.10 per share quarterly cash dividend on its common stock.  The dividend will be paid on March 2, 2005 to stockholders of record as of February 4, 2005. The press release announcing the declaration of the dividend is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description of Exhibit

99.1	Press release dated January 11, 2005.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEENAH PAPER, INC.
(Registrant)

Date: January 11, 2005	/s/ Bonnie C. Lind
Bonnie C. Lind Vice President, Chief Financial Officer and Treasurer

3

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release dated January 11, 2005.